UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2016

FluoroPharma Medical, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-151381	20-8325616
(Commission File Number)	(IRS Employer Identification No.)

8 Hillside Avenue, Suite 108
Montclair, NJ 07042
(Address of principal executive offices and zip code)

(973) 744-1565
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01.  Entry into a Material Definitive Agreement.

On July 22, 2014, FluoroPharma Medical, Inc. (the “Company”) commenced subscriptions pursuant to a Note Purchase Agreement (the “2014 Purchase Agreement”) entered into with certain accredited investors identified therein for the issuance and sale in a private placement (the “2014 Private Placement”) of an aggregate principal amount of approximately $2,000,000 represented by one-year promissory notes (the “2014 Notes”).  In May 2015, the 2014 Notes were amended to (i) extend the maturity date an additional six months, and (ii) change the automatic conversion feature to provide for an increase in the principal amount of the 2014 Notes to be converted from 115% to 125%.  In January 2016, the 2014 Notes were amended further to (i) extend the maturity date an additional six months, and (ii) adjust the interest rate of the 2014 Notes up to 12%, applied retroactively from the initial issuance date of the 2014 Notes.  On July 22, 2016, the Company entered into a further amendment to the 2014 Notes to extend the maturity date of the Notes for an additional ninety days.

The foregoing description of the 2014 Private Placement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) Form of Purchase Agreement dated July 22, 2014 filed as Exhibit 10.1 hereto; (ii) Form of 2014 Note dated July 22, 2014 issued in the Private Placement filed as Exhibit 4.1 hereto, and (iii) Form of Amendment No. 3 to the 2014 Notes dated July 22, 2016 filed as Exhibit 4.2 hereto.  For a more complete description of the initial terms of the 2014 Private Placement, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2014.

On March 23, 2016 through May 24, 2016, the Company accepted subscriptions pursuant to a Note Purchase Agreement (the “2016 Purchase Agreement”) entered into with certain accredited investors identified therein for the issuance and sale in the private placement (the “2016 Private Placement”) of an aggregate principal amount of up to $1,000,000 in convertible promissory notes (the “2016 Notes”) subject to multiple closings over 120 days, with $360,000 in subscriptions as of the date hereof.  On July 22, 2016, the 2016 Purchase Agreement was amended to change the final closing date set forth in Section 1(a) of the 2016 Purchase Agreement from 120 days to 240 days after the initial closing of March 23, 2016.

The foregoing description of the 2016 Private Placement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) Form of Note Purchase Agreement dated March 23, 2016 filed as Exhibit 10.2 hereto; (ii) Form of Note issued in the 2016 Private Placement filed as Exhibit 4.3 hereto; (iii) Form of Amendment No. 1 to the Note Purchase Agreement filed as Exhibit 10.3 hereto; and (iv) Form of Registration Rights Agreement dated March 23, 2016 filed as Exhibit 10.4 hereto.  For a more complete description of the terms of the 2016 Private Placement, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2016.

Item 9.01    Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

4.1*	Form of Note dated July 22, 2014.
4.2	Form of Amendment No. 3 to 2014 Promissory Notes dated July 22, 2016.
4.3**	Form of Note dated March 23, 2016.
10.1*	Form of Note Purchase Agreement dated July 22, 2014.
10.2**	Form of Note Purchase Agreement dated March 23, 2016.
10.3	Form of Amendment No. 1 to 2016 Note Purchase Agreement dated July 22, 2016.
10.4**	Form of Registration Rights Agreement dated March 23, 2016.

*Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2014.

**Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 27, 2016
FLUOROPHARMA MEDICAL, INC.

By:	/s/ Thomas H. Tulip Name Thomas H. Tulip Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Description

4.1*	Form of Note dated July 22, 2014.
4.2	Form of Amendment No. 3 to 2014 Promissory Notes dated July 22, 2016.
4.3**	Form of Note dated March 23, 2016.
10.1*	Form of Note Purchase Agreement dated July 22, 2014.
10.2**	Form of Note Purchase Agreement dated March 23, 2016.
10.3	Form of Amendment No. 1 to 2016 Note Purchase Agreement dated July 22, 2016.
10.4**	Form of Registration Rights Agreement dated March 23, 2016.

*Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2014.

**Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2016.